Goodwill	12 Months Ended
Dec. 31, 2023
Goodwill
Goodwill

7. Goodwill

Changes in the carrying amount of goodwill by segment for the years ended December 31, 2022 and 2023 were as follows:

		Wuhan
	So-Young	Miracle	Total
	RMB	RMB	RMB
Balance as of December 31, 2021	684	540,009	540,693
Increase in goodwill related to acquisition	—	—	—
Impairment of goodwill	—	—	—
Balance as of December 31, 2022	684	540,009	540,693
Increase in goodwill related to acquisition	—	—	—
Impairment of goodwill	—	—	—
Balance as of December 31, 2023	684	540,009	540,693

Gross goodwill balances were RMB589,193 and RMB540,693 as of December 31, 2022 and 2023, respectively. Accumulated impairment losses were RMB48,500 and nil as of December 31, 2022 and 2023, respectively.

As of December 31, 2023, the Group has disposed all its equity interest in Leya, and the goodwill carrying amounts of Leya reporting unit of RMB48,500, which was fully impaired during the year ended December 31, 2021, were deconsolidated.

As of December 31, 2023, the Group tested goodwill for impairment at the reporting unit level. The Group performed impairment tests using the qualitative and quantitative methods. For the Wuhan Miracle reporting unit, management determined that a quantitative assessment was most appropriate. Impairment tests were conducted by quantitatively comparing the fair values of the reporting unit to its carrying amount, including goodwill. The Wuhan Miracle reporting unit estimated the fair value using a discounted cash flow model. Management’s cash flow projections for the Wuhan Miracle reporting unit included significant judgments and assumptions relating to the projected revenue, projected operating result, and the discount rate. Based on the goodwill impairment test, management determined that the estimated fair value of the Wuhan Miracle reporting unit exceeded its carrying value and, therefore, no impairment was recorded. The fair value determined using the discounted cash flow model is compared with comparable market data and reconciled, as necessary.